UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

American River Bankshares

(Name of Registrant as Specified In Its Charter)

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MMMMMMMMMMMM + C 1234567890 000004 ENDORSEMENT_LINE______________ SACKPACK_____________ MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Online Go to www.envisionreports.com/AMRB or scan the QR code – login details are located in the shaded bar below. Votes submitted electronically must be received by 1:00 a.m., Eastern Time, on May 21, 2020. Shareholder Meeting Notice 1234 5678 9012 345 Important Notice Regarding the Availability of Proxy Materials for the American River Bankshares Shareholder Meeting to be Held on May 21, 2020 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2020 proxy statement and annual report to shareholders are available at: www.envisionreports.com/AMRB Easy Online Access – View your proxy materials and vote. Step 1: Go to www.envisionreports.com/AMRB. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 8, 2020 to facilitate timely delivery. 037UWE 2 N O T C O Y +

Shareholder Meeting Notice The 2020 Annual Meeting of Shareholders of American River Bankshares will be held on Thursday, May 21, 2020 at American River Bank, 3100 Zinfandel Drive, Suite 450, Rancho Cordova, CA 95670 at 4:00 p.m. Pacific Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4. 1. Election of directors to serve until the 2021 Annual Meeting of Shareholders and until their successors are duly elected and qualified: Nicolas C. Anderson, Kimberly A. Box, Charles D. Fite, Jeffery Owensby, Julie A. Raney, David E. Ritchie, Jr., William A. Robotham, Philip A. Wright and Michael A. Ziegler. 2. To approve the American River Bankshares 2020 Equity Incentive Plan. 3. To ratify the selection of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. 4. To approve, on an advisory (non-binding) basis, the Company’s named executive officer compensation. Note: The proxies are given authority to vote according to their discretion on all other matters which may be properly presented for action at the Annual Meeting or any and all postponements or adjournments thereof. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. DIRECTIONS TO ANNUAL MEETING OF SHAREHOLDERS Rancho Cordova American River Bank 3100 Zinfandel Drive, Suite 450 Rancho Cordova, CA 95670 50 Heading East Heading West HWY 50 East HWY 50 West Exit Zinfandel Dr. Exit Zinfandel Dr. follow the signs for South Turn right at Zinfandel Dr. get into the right hand lane Turn left at Zinfandel Dr. get into the right hand lane Turn right at the first light on to White Rock Rd. Turn right at the second light on to White Rock Rd. Turn left into the first driveway Turn left into the first driveway Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. – Internet – Go to www.envisionreports.com/AMRB. Click Cast Your Vote or Request Materials. – Phone – Call us free of charge at 1-866-641-4276. – Email – Send an email to investorvote@computershare.com with “Proxy Materials American River Bankshares” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 8, 2020.